SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              --------------------
                                    FORM 8-K
                              ---------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 12, 1999


                          UNION ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)


                                    INDIANA
                 (State or other jurisdiction of incorporation)


            0-26412                                     35-1908796
    (Commission File Number)                           (IRS Employer
                                                     Identification No.)



250 N. Shadeland Avenue, Indianapolis, IN                    46219
 (Address of principal executive offices)                 (Zip Code)

                                 (317) 231-6400
              (Registrant's telephone number, including area code)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (b) On March 12, 1999, Union Acceptance Corporation (the "Company") engaged new independent accountants, Deloitte & Touche LLP (the "New Accountants"), to audit the Company's financial statements as of, and for the year ended, June 30, 1999. The decision to appoint the New Accountants was approved by the Audit Committee of the Board of Directors.

     The New Accountants were not consulted by the Company as to the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company's financial statements during the last two fiscal years or subsequent interim period through March 12, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       UNION ACCEPTANCE CORPORATION


March 17, 1999                         By: /s/ Rick A. Brown
                                          ----------------------------------
                                       Rick A. Brown, Vice President
                                       Treasurer and Chief Financial Officer